EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of ENHANCE SKIN PRODUCTS INC. (the “Company”) on Form 10-Q for the quarter and nine month ended January 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Donald Nicholson, Chief Executive Officer, Chief Financial Officer and Principal Executive Officer of the Company, Certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 22 2017

By:	/s/ Donald Nicholson
Name:	Donald Nicholson
Title:	CEO, Chief Financial Officer and Principal Executive Officer